UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): March 27, 2009 (March 25, 2009)

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NATIONAL FINANCIAL PARTNERS CORP.

(Exact name of registrant as specified in its charter)

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Delaware	001-31781	13-4029115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Madison Avenue, 19th Floor New York, New York		10173
(Address of principal executive offices)		(Zip Code)

(212) 301-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 25, 2009, the Compensation Committee (the “Compensation Committee”) of National Financial Partners Corp. (“NFP”) approved the Amended and Restated National Financial Partners Corp. Deferred Compensation Plan (the “Plan”) for Employees of National Financial Partners Corp., NFP Securities, Inc. (“NFPSI”) and NFP Insurance Services, Inc. (“NFPISI”), a copy of which is attached hereto as Exhibit 10.1. For purposes of Section 409A of the Internal Revenue Code of 1986, as amended, the Plan is an unfunded, nonqualified deferred compensation program. The Plan amends and restates the original NFP Deferred Compensation Plan for Employees of NFP, NFPSI and NFPISI, approved on August 15, 2007.

With respect to each plan year, the Compensation Committee has the discretion to determine whether NFP will make matching contributions to participant deferral accounts. The Compensation Committee has decided that no matching contributions will be made for base compensation or incentive compensation earned for service in 2009.

In future years, if the Compensation Committee approves matching contributions, such matching contributions will vest based on a percentage calculated on the basis of a participant’s years of service. If future matching contributions are made, they will be equal to 50% of the first 6% of a participant’s eligible compensation, not to exceed the amounts a participant defers (the “Deferred Compensation”).

The Deferred Compensation is contributed to a deferral account for each participant. Participants will be 100% vested in their Deferred Compensation at all times. Each participant may elect the investment of such participant’s Deferred Compensation by selecting from hypothetical investment benchmarks, one of which is a fund consisting of a deemed investment in NFP common stock (the “NFP Stock Fund”). A maximum of 25% of Deferred Compensation may be invested in the NFP Stock Fund. 50% of future matching contributions, if any, shall be required to be invested and remain invested in the NFP Stock Fund.

Participants in the Plan may defer up to a maximum of 50% and a minimum of 5% of base compensation and a maximum of 100% and a minimum of 5% of incentive compensation earned. Eligibility is limited to employees who earn at least $175,000 per year, are employed by NFP, NFPSI or NFPISI for at least one year, and comply with other eligibility criteria in accordance with the Plan. Subject to the terms of the Plan, distributions from a participant’s deferral account will occur upon the end of the deferral period, upon death or disability, upon the occurrence of unforeseeable emergencies or upon separation of service.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated National Financial Partners Corp. Deferred Compensation Plan for Employees of National Financial Partners Corp., NFP Securities, Inc. and NFP Insurance Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Financial Partners Corp. Date: March 27, 2009

By:	/s/ Donna J. Blank

Name:	Donna J. Blank
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated National Financial Partners Corp. Deferred Compensation Plan for Employees of National Financial Partners Corp., NFP Securities, Inc. and NFP Insurance Services, Inc.